COMMON STOCK OPTION
                                (Nontransferable)

                           Q COMM INTERNATIONAL, INC.
                              (a Utah Corporation)



         FOR VALUE RECEIVED, Q Comm International, Inc. (the "Corporation") hereby grants to Stephen Flaherty (the "Holder"), subject to the terms and conditions hereinafter set forth, the option to purchase from the Corporation an aggregate of up to four hundred thousand (400,000) shares ("Performance Option Shares") of the common stock, par value $.001 ("Common Stock"), of the Corporation at the purchase price of $1.00 per share ("Option Price"). The terms of vesting and the number of shares of Common Stock issuable upon exercise of the Options are subject to adjustment as hereinafter provided.

         1. Term and Exercise.

                  (a) Subject to Section 2 below, the Performance Option Shares Option may be exercised by the Holder, in whole or in part, at any time subsequent to January 1, 2004 and prior to the expiration of this Option, which expiration shall occur five (5) years from the date of the issuance of this Option. However, in the event the Corporation receives a NASDAQ listing any vested Performance Option Shares of the holder may be exercised starting January 1, 2003 or if the board elects to allow vested Performance Option Shares to be exercised prior to January 1, 2004. The Performance Option Shares have piggyback registration rights.

                  (b) The Holder shall exercise the Performance Option Shares by surrender to the Corporation of this Option with the Election to Purchase Form attached hereto as Exhibit "A", duly executed, accompanied by payment in cash or by check of the price hereinafter set forth for the Performance Option Shares so purchased.

                  (c) Within five (5) business days following the exercise of this Option by the Holder as herein above provided, the Corporation shall cause to be issued in the name of and delivered to the Holder a certificate or certificates representing the Performance Option Shares so purchased. The Corporation covenants and agrees that all of the Performance Option Shares which may be issued and delivered upon the due exercise of this Option by the Holder shall, upon such issuance and delivery, be fully paid and nonassessable.

         2. Vesting. This Option shall vest with respect to a maximum of 400,000 Performance Option Shares, and shall become vested within 45 days after the end of each fiscal quarter the Corporation reaches the following agreed-upon goals: each fiscal quarter the Corporation shows an EBITDA profit until the end of 2003 the Holder will receive 100,000 Performance Option Shares.

         3. Vesting or Expiration of Options upon Certain Additional Events. In the event there is a Change in Control of the Corporation (as hereinafter defined), the right to purchase all Performance Option Shares vested as of the date of the Change in Control and all Performance Option Shares subject to vesting on the occurrence of future events following the date of the Change in Control shall immediately vest. For purposes of this Option, a "Change in Control" means the occurrence of any one or more of the following:

                  (a) Any "person", as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended ("Exchange Act"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Corporation (or a successor to the Corporation) representing 50% or more of the combined voting power of the then outstanding securities of the Corporation or such successor.

                  (b) At any time that the Corporation has shares registered under the Exchange Act at least 50% of the directors of the Company constitute persons who were not at the time of their first election to the board of directors of the Corporation, candidates proposed by a majority of such board of directors in office prior to the time of such first election.

                  (c) (A) the dissolution of the Corporation or liquidation of more than 50% in value of the Corporation or a sale of assets involving 50% or more in value of the assets of the Corporation, (B) any merger or reorganization of the Corporation whether or not another entity is the survivor, pursuant to which the holders, as a group, of all of the shares of the Corporation outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Corporation or any successor company outstanding after the transaction, (C) a transaction or related set of transactions (including without limitation a merger or tender offer together with a related purchase of shares by the tender offeror in the market) pursuant to which the holders, as a group, of all of the shares of the Corporation outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Corporation or any successor company outstanding after the transaction, or (D) any other event which the board of directors of the Corporation determines, in its discretion, would materially alter the structure of the Corporation or its ownership.

 In the event the Holder's employment is terminated prior to December 31, 2003, the right to exercise this option with respect to any of the Performance Option Shares vested shall expire and terminate concurrently with the termination of employment.

In the event the Holder's employment is terminated subsequent to December 31, 2003, the right to exercise this option with respect to any of the Performance Option Shares vested shall expire 90 days after termination of employment.

         4. Adjustment to Option Shares. The number of Performance Option Shares purchasable upon the exercise of this Option and the Option Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Common Stock of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of shares of the Corporation through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Corporation or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Option Price thereof, which may be issued to the Holder under this Option upon exercise of the options granted under this Option. The purchase rights represented by this option shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this option shall be rounded up to the nearest whole share.

         5. Restrictions on Sale of Shares Purchased under the Option.

                  (a) The Corporation may, from time to time, undertake efforts to sell its Common Stock through means such as a public stock offering. In such case, an underwriter of such offering may advise the Corporation of certain potential adverse effects from the sale of the Performance Option Shares purchased by the Holder under this Option. In that event, provided the communication from the underwriter is provided to the Holder in written form, the Holder may be restricted to sales of the Performance Option Shares purchased under the Option in amounts and/or timeframes as dictated by the underwriter.

                  (b) The Corporation may, at its sole discretion, invoke a restriction on the number of Performance Option Shares purchased under this Option that may be sold by the Holder within any 30-day timeframe. The amount of any such restriction on sales of Common Stock may be up to 5% of the average weekly volume of shares of Common Stock traded over the previous four-week period.

         6. Nontransferability. This Option shall not be assigned, pledged, hypothecated, sold or otherwise transferred or encumbered by the Holder. Notwithstanding the foregoing, this Option shall be exercisable upon the death or permanent disability of the Holder by Holder's heirs, personal representatives, guardians, beneficiaries, devisees, or otherwise.

         7. Notices. Any notice or other communication to the Corporation or to the Holder of this Option shall be in writing and any such notice or communication shall be deemed duly given or made if personally delivered or if mailed, by registered or certified mail, postage prepaid, and if to the
Corporation: to the Corporation's office at 1145 South 1680 West, Orem, UT 84058-4930 and if to such Holder: to the care of the Corporation or at such other address the Holder may designate by notice to the Corporation.

         8. Governing Law. This Option shall be governed by and construed and enforced in accordance with the laws of the State of Utah.

         9. Successors and Assigns. All of the provisions of this Option shall be binding upon the Corporation and its successors and assigns and the Holder, his heirs, personal representatives and guardians.

         10. Withholding Taxes. In the event that the corporation determines that it is required to withhold any tax as a result of the exercise of this Option the Holder, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Corporation to enable it to satisfy all withholding requirements. The Holder shall also make arrangements satisfactory to the Corporation to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Performance Option Shares purchased by exercising this option.

         IN WITNESS WHEREOF, Q COMM INTERNATIONAL, INC. has caused this Option to be signed in its corporate name by its _______________________ and its execution hereof to be attested by its Secretary, as of this 6th day of September, 2001.


ATTEST:                                     Q COMM INTERNATIONAL, INC.


                                            By: /s/
----------------------------                   --------------------------------





ACCEPTED:


/s/ Stephen Flaherty
----------------------------
Stephen Flaherty, Holder

                                    EXHIBIT A
                                    ---------

                              ELECTION TO PURCHASE


To:      Q COMM INTERNATIONAL, INC.

         The undersigned, pursuant to the provisions set forth in the within Option, hereby agrees to purchase shares of Common Stock covered by such Option, and makes payment herewith in full therefor at the price per share provided by such Option in cash or by certified or official bank check in the amount of, or by surrender of securities issued by the Company (including a portion of the Option) having a market value (in the case of a portion of this Option, determined in accordance with Section 1 of the Option) equal to $ . Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:


                              Name:
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                              Signature:
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                              Address:
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                           Note:    The  above   signature   should   correspond
                                    exactly with the name on the face of the within Option, if applicable.


And, if said number of shares of Common Stock shall not be all the shares purchasable under the within Option, a new Option is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.


                              Name:
                                    -----------------------------------------


                              Signature:
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                              Address:
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